Income tax	6 Months Ended
Jun. 30, 2019
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Income tax

8. Income tax

The Group is subject to income taxes in Switzerland, Ireland and the United States.

The Company is subject in Switzerland to a municipal and cantonal income tax rate of 22.6% and to a federal tax rate of 8.5% on its profits after tax. It is entitled to carry forward any loss incurred for a period of seven years and can offset such losses carried forward against future taxes. In 2015, the Company was granted by the State Council of the Canton of Geneva an exemption of income and capital tax at municipal and cantonal levels for the period from 2013 until 2022. Because of this exemption, and the fact that the Company has incurred net losses since its inception, no income tax expense at the municipal, cantonal or federal levels was recorded in the Company for the three-month and six-month periods ended June 30, 2019 and 2018. Additionally, due to the uncertainty as to whether it will be able to use its net loss carryforwards for tax purposes in the future, no deferred taxes have been recognized on the balance sheet of the Company as of June 30, 2019 and December 31, 2018.

The Company’s Irish subsidiary has no activity, and, therefore, no income tax expense was recorded in that entity for the three-month and six-month periods ended June 30, 2019 and 2018.

The Company’s U.S. subsidiary is a service organization for the Group and is therefore subject to taxes on the revenues generated from its services to the Group that are charged based upon the U.S. subsidiary’s cost plus arrangement with the Group. The profits of the U.S. subsidiary during the three-month and six-month periods ended June 30, 2019 and 2018 were each subject to a total U.S. income tax rate of 27.3% based on both the U.S. federal and Massachusetts state tax rates.